Cost Method Investment	12 Months Ended
Dec. 31, 2011
Cost Method Investment

12. Cost Method Investment

On December 7, 2010, the Company entered into a subscription agreement to subscribe 4,716 Class B ordinary shares, or 1.61% of the then outstanding ordinary shares of a private company, which is engaged in the up-market travel consolidator businesses including but not limited to online airline and hotel ticketing business and other related services, for a consideration of approximately $1.5 million. In January 2011, it was further agreed that the consideration would be settled through the provision of advertising services by one of the PRC operating subsidiaries of the Group to this investee. As of December 31, 2011, the advertising services have been provided and investment is accounted for using the cost method.

The Group did not incur any impairment loss on cost method investment for the year ended December 31, 2011.